SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K



                                 CURRENT REPORT



                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



                                  June 29, 1999
                              -------------------
                                 Date of Report
                        (Date of earliest event reported)



                       HIDENET SECURE ARCHITECTURES, INC.
                    ---------------------------------------
                   (formerly known as Savin Electronics, Inc.)



        New Jersey                33-36670                  22-3061278
   ------------------       --------------------       -------------------
     (State or other          (Commission File            (IRS Employer
     Jurisdiction of               Number)             Identification No.)
     Incorporation)



          103 Medinat Hayehudim Street, POB 837, Herzliya, Israel 46733
        -----------------------------------------------------------------
              (Address of registrant's principal executive offices)



                               011-972-9-957-9795
                            -----------------------
              (Registrant's telephone number, including area code)

Item 5.   Other Events

          On June 18, 1999, the stockholders of Savin Electronics Inc., a New Jersey corporation (the "Company") adopted an amendment to the Company's Certificate of Incorporation changing the name of the Company to Hidenet Secure Architectures, Inc. The name change became effective on June 29, 1999 upon the filing of the amendment with Secretary of the State of State of New Jersey.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

          (c)  Exhibits

               3.1 Certificate of Amendment to the Certificate of Incorporation of Savin Electronics Inc. dated June 16, 1999.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      HIDENET SECURE ARCHITECTURES, INC.
                                      (formerly known as Savin Electronics Inc.)


                                      By:  /s/ Ron Fussman
                                           ------------------------
                                           Ron Fussman
                                           President


Date:     November 4, 1999